Other current liabilities	6 Months Ended
Jun. 30, 2024
Text block1 [abstract]
Other current liabilities

Note 13. Other current liabilities

	As of December 31, 2023	As of June 30, 2024

	$ in thousands
VAT Payables	-	1,071
Income tax payables		100
Accruals for personnel related expenses	9,368	6,967
Other	852	1,046
Total other current liabilities	10,219	9,184

Accruals for personnel related expenses are related to annual bonuses, paid time-off accruals and social expenses on stock options. The $1.9 million decrease in accruals for personnel related expenses between December 31, 2023 and June 30, 2024 is mainly related to the payment of 2023 annual bonuses in February 2024.

The increase of VAT payables is due to VAT collected on a Servier milestone invoice issued in 2024 and awaiting payment.